UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2010

Momentive Performance Materials Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
333-146093	(State or Other Jurisdiction of Incorporation)	20-5748297
(Commission File Number)		(I.R.S. Employer Identification No.)

22 Corporate Woods Blvd. Albany, NY		12211
(Address of Principal Executive Offices)		(Zip Code)

(518) 533-4600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

1. Indenture and Second-Priority Springing Lien Notes due 2021

On November 5, 2010, the Registrant entered into an indenture among the Registrant, the other subsidiaries of the Registrant party thereto (the “Note Guarantors”) and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, governing the Registrant’s $1,160,687,000 aggregate principal amount of 9.0% second-priority springing lien notes due 2021 (the “Dollar Notes”) and €150,000,000 aggregate principal amount of 9.5% second-priority springing lien notes due 2021 (the “Euro Notes”, and together with the Dollar Notes, the “Notes”), which mature on January 15, 2021 (the “Indenture”). $635,000,000 aggregate principal amount of the Dollar Notes and €150,000,000 aggregate principal amount of the Euro Notes was offered through a private placement to unaffiliated investors and $525,687,000 aggregate principal amount of the Dollar Notes was issued in exchange for certain of the Registrant’s existing notes that were held by an affiliate of Apollo Global Management, LLC.

The Registrant will pay interest on the Dollar Notes at 9.0% per annum and on the Euro Notes at 9.5% per annum, semiannually to the holders of record on January 15 and July 15 of each year, commencing on January 15, 2011.

The Registrant may redeem the Notes, in whole or in part, at any time prior to January 15, 2016, at a price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest on the redemption date, plus a “make-whole” premium. The Registrant may redeem the Notes, in whole or in part, on or after January 15, 2016, at the redemption prices set forth in the Indenture. At any time (which may be more than once) before January 15, 2014, the Registrant may choose to redeem up to 35% of the principal amount of the Notes with the net proceeds of certain equity offerings. In addition, upon the occurrence of certain change of control transactions with respect to the Registrant, each holder will have the right to require the Registrant to repurchase all or any part of such holder’s Notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest.

The Indenture contains covenants that limit the Registrant’s (and its restricted subsidiaries’) ability to, among other things: (i) incur or guarantee additional indebtedness or issue preferred stock; (ii) pay dividends or make distributions to our stockholders; (iii) repurchase or redeem capital stock or subordinated indebtedness; (iv) make investments or acquisitions; (v) incur restrictions on the ability of certain of our subsidiaries to pay dividends or to make other payments to us; (vi) enter into transactions with our affiliates; (vii) grant liens on assets; (viii) merge or consolidate with other companies or transfer all or substantially all of our assets; and (ix) transfer or sell assets. These covenants are subject to a number of important limitations and exceptions. The Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding notes to be due and payable immediately.

Prior to the Springing Lien Trigger Date (as such term is defined in the Indenture), the Notes and the related Note guarantees will be the senior unsecured indebtedness of the Registrant and the Note Guarantors and will be effectively subordinated to all secured indebtedness of the Registrant and the Note Guarantors to the extent of the value of the assets securing such indebtedness.

The Notes are guaranteed on a senior unsecured (or following the Springing Lien Trigger Date, a second-priority secured) basis (the “Note Guarantees”) by each of its existing domestic subsidiaries (other than receivables subsidiaries and domestic subsidiaries of foreign subsidiaries) that guarantee the Registrant’s senior secured credit facilities and its future domestic subsidiaries (other than receivables subsidiaries and domestic subsidiaries of foreign subsidiaries) that guarantee any debt of the Registrant or the Note Guarantors. The Notes are not guaranteed by Momentive Performance Materials Holdings Inc., the Registrant’s direct parent company. Following the Springing Lien Trigger Date, the collateral will consist of a second-priority lien on substantially all of the Registrant’s and the Note Guarantors’ property and assets that secure the Registrant’s obligations under their senior secured credit facilities at such time, subject to certain exceptions.

Prior to and following the Springing Lien Trigger Date, the Notes and Note Guarantees will be senior indebtedness of the Company and the Note Guarantors, respectively, and will rank: equal in right of payment with all existing and future senior indebtedness of the Company and the Note Guarantors, respectively; senior in right of payment to all existing and future subordinated indebtedness of the Company and the Note Guarantors, including any of the Company’s existing subordinated notes and guarantees thereof; and structurally subordinated to all existing and future indebtedness and other liabilities of any of our subsidiaries that do not guarantee the Notes.

Following the Springing Lien Trigger Date, the Notes and Note Guarantees will have the benefit of a security interest in the collateral securing the Notes and Note Guarantees and, consequently, following the Springing Lien Trigger Date, the Notes will rank: effectively junior in priority with respect to the rights of holders of the Company’s obligations under the Company’s senior secured credit facilities and holders of certain other obligations secured pari passu with such senior secured credit facilities including other first-priority obligations (to the extent of the value of such collateral); effectively pari passu with other second lien obligations; and effectively senior to any senior unsecured obligations (to the extent of the value of such collateral) and senior to our and the Note Guarantors’ existing and future subordinated debt, including our existing senior subordinated notes.

2. Initial Purchasers Registration Rights Agreement

On November 5, 2010, in connection with the issuance of the $635,000,000 aggregate principal amount of the Dollar Notes and the €150,000,000 aggregate principal amount of the Euro Notes purchased by the initial purchasers, the Registrant and the Note Guarantors entered into a registration rights agreement with J.P. Morgan Securities LLC, as representative of the several Dollar Note purchasers, and J.P. Morgan Securities Ltd., as representative of the several Euro Note purchasers, relating to, among other things, the exchange offer for the Notes and the related guarantees (as described above) (the “Initial Purchasers Registration Rights Agreement”).

Subject to the terms of the Initial Purchasers Registration Rights Agreement, the Registrant will use its commercially reasonable efforts to register with the SEC notes having substantially identical terms as the Notes as part of offers to exchange freely tradable exchange notes for Notes within 365 days after the issue date of the Notes (the “effectiveness target date”). The Registrant and the Note Guarantors will use their commercially reasonable efforts to cause each exchange offer to be completed after the effectiveness target date.

If the Registrant and the Subsidiary Guarantors fail to meet these targets (a “registration default”), the annual interest rate on the notes will increase by 0.25%. The annual interest rate on the notes will increase by an additional 0.25% for each subsequent 90-day period during which the registration default continues, up to a maximum additional interest rate of 1.0% per year over the applicable interest rate, which is 9.0% with respect to the Dollar Notes and 9.5% with respect to the Euro Notes. If the registration default is corrected, the applicable interest rate will revert to the original level.

3. Apollo Notes Exchange Registration Rights Agreement

On November 5, 2010, in connection with the issuance of the notes and the exchange transaction pursuant to which Euro VI (BC) S.à r.l. (the “Holder”), an affiliate of Apollo Global Management, LLC, exchanged certain of the Registrant’s existing senior unsecured notes for approximately $525.7 million aggregate principal amount of Dollar Notes (the “Initial Notes”), the Registrant and the Note Guarantors entered into a registration rights agreement with the Holder, relating to, among other things, the private exchange offer for the notes and the related guarantees (as described above) (the “Apollo Notes Exchange Registration Rights Agreement”).

Simultaneously with, or at any time following the Registered Exchange Offer (as described above pursuant to the Initial Purchasers Registration Rights Agreement), the Registrant shall issue and deliver to the Holder, in exchange (the “Private Exchange”) for the Initial Notes held by the Holder, a like principal amount of debt securities of the Registrant issued under the Indenture and identical in all material respects to the Initial Notes (the “Private Exchange Securities”). At any time, and from time to time, the Holder shall have the right to make three requests by written notice to the Issuer, the Registrant and the Subsidiary Guarantors for registration of the Initial Notes (or any Private Exchange Securities) (the date on which the receipt of such notice is received being a “Trigger Date”). Subject to the terms of the Apollo Notes Exchange Registration Rights Agreement, upon a Trigger Date the Registrant and the Note Guarantors will use their commercially reasonable efforts to cause to be declared effective (unless effective automatically upon filing) a shelf or other registration statement, as specified by the Holder, covering resales of the Initial Notes or the Private Exchange Securities, as the case may be, and to use their commercially reasonably efforts to keep the registration statement continuously effective until all the securities covered by such registration statement have been sold pursuant thereto.

The foregoing summary is qualified in its entirety by reference to the Indenture, the Initial Purchasers Registration Rights Agreement and the Apollo Notes Exchange Registration Rights Agreement, attached hereto as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and incorporated herein by reference.

Section 2 - Creation of Direct Financial Information

Item 2.03	Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 4.01	Change in Registrant’s Certifying Accountant

(a) On November 10, 2010, after requesting bids for audit services, the Audit Committee of the Board of Directors of the Registrant approved the dismissal of KPMG LLP (“KPMG”) as the Registrant’s independent registered public accounting firm, effective as of November 10, 2010. The Registrant informed KPMG of the decision on November 10, 2010.

KPMG’s audit reports on the Registrant’s consolidated financial statements as of and for the fiscal years ended December 31, 2009 and 2008 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. KPMG’s report on the effectiveness of the Registrant’s internal control over financial reporting as of December 31, 2009 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2009 and 2008 and through November 10, 2010, there were no disagreements between the Registrant and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in its reports for such periods. During the fiscal years ended December 31, 2009 and 2008 and through November 10, 2010, there were no “reportable” events as defined in Item 304(a)(1)(v) of the SEC’s Regulation S-K.

The Registrant provided KPMG with a copy of the above disclosures prior to the filing of this report. The Registrant requested that KPMG provide the Registrant with a letter addressed to the Securities and Exchange Commission stating whether KPMG agrees with the above disclosures. A copy of KPMG’s letter, dated November 11, 2010, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On November 10, 2010, the Audit Committee of the Board of Directors of the Registrant acted to engage PricewaterhouseCoopers LLP (“PwC”) as its new independent registered public accounting firm to audit its consolidated financial statements for the fiscal year ending December 31, 2010, which engagement will be effective November 11, 2010. During the fiscal years ended December 31, 2009 and 2008 and through November 11, 2010, the date of engagement of PwC, neither the Registrant nor any person on their behalf, has consulted with PwC with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, and no written report or oral advice was provided by PwC to the Registrant that PwC concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of either a disagreement with KPMG as defined in Item 304(a)(1)(iv) of the SEC’s Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of the SEC’s Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

4.1	Indenture, dated as of November 5, 2010, by and among Momentive Performance Materials Inc., the note guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent.

4.2	Registration Rights Agreement, dated as of November 5, 2010, by and among Momentive Performance Materials Inc., the guarantors party thereto, J.P. Morgan Securities LLC, as representative of the several dollar note purchasers and J.P. Morgan Securities Ltd., as representative of the several euro note purchasers.

4.3	Registration Rights Agreement, dated as of November 5, 2010, by and among Momentive Performance Materials Inc., the guarantors party thereto and Euro VI (BC) S.à r.l.

16.1	Letter from KPMG LLP dated November 11, 2010 regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTIVE PERFORMANCE MATERIALS INC.

Date: November 12, 2010
	By:	/S/ WILLIAM H. CARTER
William H. Carter
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description

4.1	Indenture, dated as of November 5, 2010, by and among Momentive Performance Materials Inc., the note guarantors party thereto and The Bank of New York Mellon Trust Company, N.A. as trustee and collateral agent.

4.2	Registration Rights Agreement, dated as of November 5, 2010, by and among Momentive Performance Materials Inc., the guarantors party thereto, J.P. Morgan Securities LLC, as representative of the several dollar note purchasers and J.P. Morgan Securities Ltd., as representative of the several euro note purchasers.

4.3	Registration Rights Agreement, dated as of November 5, 2010, by and among Momentive Performance Materials Inc., the guarantors party thereto and Euro VI (BC) S.à r.l.

16.1	Letter from KPMG LLP dated November 11, 2010 regarding change in certifying accountant.